Other reserves	6 Months Ended
Jun. 30, 2023
Disclosure of reserves within equity [abstract]
Other reserves	Other reserves

	As at 30.06.23	As at 31.12.22
	£m	£m
Currency translation reserve	3,599	4,772
Fair value through other comprehensive income reserve	(1,485)	(1,560)
Cash flow hedging reserve	(7,990)	(7,235)
Own credit reserve	(27)	467
Other reserves and treasury shares	1,446	1,364
Total	(4,457)	(2,192)
Currency translation reserve
The currency translation reserve represents the cumulative gains and losses on the retranslation of the Group’s net investment in foreign operations, net of the effects of hedging.
As at 30 June 2023, there was a cumulative gain of £3,599m (December 2022: £4,772m gain) in the currency translation reserve, a loss during the period of £1,173m. This principally reflects the strengthening of GBP against USD and EUR during the period.
Fair value through other comprehensive income reserve
The fair value through other comprehensive income reserve represents the total of unrealised gains and losses on fair value through other comprehensive income investments since initial recognition.
As at 30 June 2023, there was a cumulative loss of £1,485m (December 2022: £1,560m loss) in the reserve, a gain during the period of £75m. This is principally driven by a gain of £131m from the increase in fair value of bonds (net of hedges) due to decreasing bond yields which was partially offset by a net gain of £25m transferred to the income statement and a tax charge of £31m.
Cash flow hedging reserve
The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.
As at 30 June 2023, there was a cumulative loss of £7,990m (December 2022: £7,235m loss) in the cash flow hedging reserve, a loss during the period of £755m. This principally reflects a £1,793m loss from the fair value movement of interest rate swaps held for hedging purposes as major interest rate forward curves increased offset by £741m of losses transferred to the income statement and a tax credit of £297m.
Own credit reserve
The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.
As at 30 June 2023, there was a cumulative loss of £27m (December 2022: £467m gain) in the own credit reserve, a loss of £494m during the period. This principally reflects a £682m loss from tightening of credit spreads partially offset by tax credit of £188m.
Other reserves and treasury shares
Other reserves relate to redeemed ordinary and preference shares issued by the Group. Treasury shares relate to Barclays PLC shares held principally in relation to the Group’s various share schemes.
As at 30 June 2023, there was a balance of £1,446m (December 2022: £1,364m gain). This principally reflects an increase of £86m due to the repurchase of 343m shares as part of the share buybacks conducted in 2023 offset by a £4m movement in the treasury shares balance held in relation to employee share schemes.